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                                                                   EXHIBIT 10(g)












                      MITCHELL ENERGY & DEVELOPMENT CORP.
                         EXECUTIVE EXCESS BENEFIT PLAN
                     (Adopted Effective as of July 1, 1998)














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                       MITCHELL ENERGY & DEVELOPMENT CORP.
                          EXECUTIVE EXCESS BENEFIT PLAN

                     (Adopted Effective as of July 1, 1998)


                                TABLE OF CONTENTS

                                                                                                             Page
                                                                                                             ----
ARTICLE I.   ESTABLISHMENT AND PURPOSE....................................................................... 1

     1.1.    Establishment and Amendment of Plan............................................................. 1
     1.2.    History and Purpose............................................................................. 1
     1.3.    Application of the Plan......................................................................... 2

ARTICLE II.  DEFINITIONS AND CONSTRUCTION.................................................................... 2

     2.1.    Definitions..................................................................................... 2
     2.2.    Gender and Number; Headings..................................................................... 4
     2.3.    Incorporation of the Retirement Plan............................................................ 4

ARTICLE III. PARTICIPATION................................................................................... 4

     3.1.    Eligibility..................................................................................... 4
     3.2.    Participation................................................................................... 5

ARTICLE IV.  BENEFITS........................................................................................ 5

     4.1.    Amount of Benefits.............................................................................. 5
     4.2.    Form of Payment and Commencement Date........................................................... 6
     4.3.    Vesting......................................................................................... 7
     4.4.    Death Benefits.................................................................................. 7

ARTICLE V.   ADMINISTRATION.................................................................................. 8

     5.1.    Administration.................................................................................. 8
     5.2.    Finality of Determination....................................................................... 8
     5.3.    Expenses........................................................................................ 8
     5.4.    Indemnification and Exculpation................................................................. 8

ARTICLE VI.  FUNDING OF THE PLAN............................................................................. 9

     6.1.    Funding......................................................................................... 9



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

ARTICLE VII.  MERGER, AMENDMENT, AND TERMINATION............................................................. 10

     7.1.     Merger, Consolidation, or Acquisition.......................................................... 10
     7.2.     Amendment and Termination...................................................................... 10

ARTICLE VIII. ADOPTION PROCEDURE............................................................................. 10

     8.1.     Adoption Procedure............................................................................. 10
     8.2.     Withdrawal of Participating Employer........................................................... 11

ARTICLE IX.   GENERAL PROVISIONS............................................................................. 11

     9.1.     Nonalienation.................................................................................. 11
     9.2.     Effect on Other Benefit Plans.................................................................. 12
     9.3.     Severability................................................................................... 12
     9.4.     Applicable Law................................................................................. 12
     9.5.     Employer-Employee Relationship................................................................. 12
     9.6.     Incompetence................................................................................... 13
     9.7.     Binding on Employer, Eligible Participants and Their Successors................................ 13
     9.8.     Tax Liability.................................................................................. 13








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                       MITCHELL ENERGY & DEVELOPMENT CORP.
                          EXECUTIVE EXCESS BENEFIT PLAN
                     (Adopted Effective as of July 1, 1998)

                      Article I. Establishment and Purpose

         1.1. Establishment of Plan. MITCHELL ENERGY & DEVELOPMENT CORP., a Texas corporation ("Company") hereby adopts an unfunded benefit plan described as the "Mitchell Energy & Development Corp. Executive Excess Benefit Plan" (the "Plan").

         1.2. History and Purpose. The Company previously adopted and continues to maintain an unfunded benefit plan known as the "Mitchell Energy & Development Corp. Excess Benefit Plan" (the "Excess Plan"). The Excess Plan was established and is maintained solely for the purpose of providing certain employees who are eligible to receive benefit payments under the "Mitchell Energy & Development Corp. Retirement Plan," as amended and restated effective as of February 1, 1989 and as amended thereafter ("Retirement Plan"), such portion of such benefit payments as would have been payable to such employees under the Retirement Plan if the maximum annual benefit limitations under Code section 415 had not been applied to such benefit payments. In this regard, it is the intent that the Excess Plan meets the requirements and be classified as an "excess benefit plan" as described in section 3(36) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and as such that the Excess Plan be exempt from the requirements of Title I of ERISA. Effective July 1, 1998, the Company established and maintains the Mitchell Energy & Development Corp 1998 Mutual Fund Option Plan (the "Option Plan") for the purpose of allowing a select group of management or highly compensated employees to defer compensation and receive options to purchase shares of selected mutual funds in lieu thereof. The Plan is hereby established for the purpose of providing benefits similar to those provided under the Excess Plan to a select group of



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management or highly compensated employees within the meaning of section 201(2)
of ERISA, who have deferred compensation under the Option Plan but including such deferred compensation in the calculation of benefits due such employees. It is intended that the Plan be exempt from the relevant requirements of Title I of ERISA . The Plan is not intended to satisfy the qualification requirements of Code section 401.

         1.3. Application of the Plan. The terms of this Plan are applicable only to or with respect to those Participants who are eligible to receive a Pension benefit under the Retirement Plan on or after January 1, 1992, and who become Eligible Participants under this Plan on or after such date.

                    Article II. Definitions and Construction

         2.1. Definitions. All terms used in this Plan shall have the same meanings assigned to them under the provisions of the Retirement Plan, unless otherwise qualified by the context hereof. Notwithstanding the prior sentence, the following terms shall have the meanings set forth below, unless their context clearly indicates to the contrary:

         (a) "Compensation" means Compensation within the meaning set forth in Section 2.1(l) of the Retirement Plan; provided, however, that for purposes of calculating benefits due under this Plan, such Compensation shall include any salary or bonus that is deferred pursuant to the terms of the Mitchell Energy & Development Corp. 1998 Mutual Fund Option Plan. Compensation shall not include any bonus unit proceeds or performance unit proceeds or any other amounts not included in the definition of Compensation in the Retirement Plan which may be deferred





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                  pursuant to the terms of the Mitchell Energy & Development
                  Corp. 1998 Mutual Fund Option Plan or otherwise.

         (b) "Eligible Participant" means an individual who satisfies the conditions of Sections 3.1 and 3.2.

         (c) "Employer" means the Company and each other Employer who is a participating Employer under the Retirement Plan and who has elected to become a participating Employer under this Plan as provided in Article VIII.

         (d) "Excess Plan" means the Mitchell Energy & Development Corp. Excess Benefit Plan.

         (e) "Participant" means an individual who has qualified as a "Participant" under the Retirement Plan and who maintains such status at any relevant date.

         (f) "Plan" means the "Mitchell Energy & Development Corp. Executive Excess Benefit Plan" as set forth in this document and as the same may be amended from time to time.

         (g) "Option Plan" means the Mitchell Energy & Development Corp. 1998 Mutual Fund Option Plan.

         (h) "Optionee" means an employee of the Company who has been granted any right under Section V of the Option Plan to defer any salary or bonus under the Option Plan.




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         (i)      "Retirement Plan" means the "Mitchell Energy & Development
                  Corp. Retirement Plan," as amended and restated effective as of February 1, 1989, and as the same may thereafter be amended from time to time.

         2.2. Gender and Number; Headings. Except when otherwise indicated by the context, any masculine terminology when used in this Plan shall also include the feminine gender, and the definition of any term in the singular shall also include the plural. Headings of Articles and Sections herein are included solely for convenience, and if there is any conflict between such headings and the text of the Plan, the text shall control.

         2.3. Incorporation of the Retirement Plan. The Retirement Plan is hereby incorporated by reference into and shall form a part of this Plan as fully as if set forth herein verbatim. Any amendment made to the Retirement Plan shall also be incorporated by reference into and form a part of this Plan, effective as of the effective date of such amendment. The Retirement Plan, whenever referred to in this Plan, shall mean the Retirement Plan as amended, as it exists as of the date any determination is made of benefits payable under this Plan.

                           Article III. Participation

         3.1. Eligibility. A Participant who is entitled to retirement benefits, or a person entitled to survivor benefits with respect to such Participant, pursuant to the Retirement Plan will be eligible for payments under this Plan provided that (i) payments that would otherwise have been made under the Retirement Plan to or with respect to such Participant have been reduced by the limitations on such payments set forth in the Retirement Plan, as required by Code section 415; (ii) such Participant is a member of a select group of management or highly compensated employees who has, at any time, deferred compensation pursuant to the terms of the Option Plan;




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and (iii) such Participant is not an eligible participant in the Excess Plan at the time that benefits are calculated hereunder.

         3.2. Participation. A person who is eligible for benefits under the Plan as described in Section 3.1 shall become an Eligible Participant in the Plan as of the first day of the calendar month in which such person meets the eligibility conditions in Section 3.1.

                              Article IV. Benefits

         4.1. Amount of Benefits.

         (a) In General. If benefits under the Retirement Plan become payable at or after age 65 in the form of a single life annuity to a Participant who is an Eligible Participant, the monthly excess retirement benefit payable under this Plan to such Eligible Participant shall be equal to the difference between the amount in

                  (1)      and the amount in (2) where--

                  (2) is the amount of the monthly normal retirement benefit that would have been payable under the Retirement Plan to such Eligible Participant if the provisions of the Retirement Plan were administered
                           (i) without regard to the benefit limitations of Code
                           section 415; and (ii) using the definition of Compensation set forth in Section 2.1(a) of this Plan; and

                  (3) is the amount of the monthly normal retirement benefit payable to such Eligible Participant under the Retirement Plan.

         (b) Payments at Other Times and Other Forms. If benefits under the Retirement Plan become payable at a time other than as provided in Section 4.1(a) or in a form of




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                  payment other than single life annuity, the amount of the
                  monthly excess retirement benefit payable under this Plan shall be the actuarial equivalent of the amount specified in
                  Section 4.1(a), computed using the same actuarial factors and assumptions used to compute the benefit payable under the Retirement Plan.

         (c) No Duplication of Benefits. Under no circumstances will any employee be entitled to receive benefits under both this Plan and the Excess Plan. Benefits shall be calculated and paid pursuant to the terms of the plan, if any, in which such employee is an eligible participant upon such eligible participant's Retirement.

         4.2. Form of Payment and Commencement Date.

         (a) Form of Payment. The benefits payable under this Plan shall be paid to the same recipients and in the same form and at the same time or times as the limited benefits are payable to the recipients under the Retirement Plan and shall cease to any recipient at the same time as benefits payable to such recipient under the Retirement Plan shall cease.

         (b) Lump Sum Option. If the lump sum actuarial equivalent of any benefits payable under this Plan is $10,000 or less, the Committee, in its sole discretion, may pay such benefits due the recipient under this Plan in the form of such lump sum amount. The actuarial assumptions for computing the lump sum amount shall be determined by the Committee. The payment of the lump sum shall be in full discharge of the Employer's obligations under the Plan to the eligible recipient of such benefits.



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         (c)      Commencement Date. Excess retirement benefits payable under
                  Section 4.1 shall commence as of the same date that benefits commence under the Retirement Plan. However, upon application by an Eligible Participant prior to benefit commencement under the Retirement Plan, the Committee may, in its sole discretion, determine that benefit payments under this Plan to such Eligible Participant shall commence on a later benefit commencement date, as agreed to by the Committee.

         4.3. Vesting. An Eligible Participant shall become vested in the benefits payable under Section 4.1 at the same time that he becomes vested under the Retirement Plan. However, an Eligible Participant (or any benefit recipient) shall have no right to a benefit under this Plan if the Committee or the Company determines that the Eligible Participant engaged in a willful, deliberate, or gross act of commission or omission which is injurious to the finances or reputation of the Company or any of its affiliates; provided further, however, that an Eligible Participant (or any benefit recipient) shall have no right to a benefit under this Plan if such Eligible Participant becomes eligible for participation in the Excess Plan.

         4.4. Death Benefits. In the event any death benefit payable under the Retirement Plan prior to commencement of the Pension payable thereunder is limited by Code section 415, the amount by which such death benefit is so limited (using the definition of Compensation set forth in Section 2.1(a) of this Plan) shall be payable hereunder at the same time, to the same person, and in the same manner as the death benefit payable under the Retirement Plan.




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                            Article V. Administration

         5.1. Administration. This Plan shall be administered by the Committee appointed pursuant to the terms of the Retirement Plan. The Committee shall administer this Plan in a manner consistent with the administration of the Retirement Plan, except that this Plan shall be administered as an unfunded plan which is not intended to meet the qualification requirements of Code section
401. The Committee shall have the same rights and authority granted to it under the Retirement Plan, which shall include the full power and authority to interpret, construe and administer this Plan. The Committee shall establish and maintain such accounts or records as the Committee may from time to time consider necessary. Members of the Committee shall not participate in any action or determination regarding their own benefits under the Plan.

         5.2. Finality of Determination. The determination of the Committee as to any disputed questions arising under this Plan, including questions of construction and interpretation shall be final, binding, and conclusive upon all persons. The Committee shall have the responsibility and the discretionary authority to interpret the terms of this Plan; to correct any defect, supply any omission or reconcile any inconsistency which may appear in the Plan; to determine eligibility for benefits; and to determine the amount of such benefits. The interpretations and determinations of the Committee shall be final and binding unless determined by a court of competent jurisdiction to be arbitrary and capricious.

         5.3. Expenses. The expenses of administering this Plan shall be borne by the Employers in the proportions determined by the Committee.

         5.4. Indemnification and Exculpation. The members of the Committee, its agents, and officers, directors, and employees of the Company or any other Employer shall be indemnified





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and held harmless by the Employer against and from any and all loss, cost, liability, or expense that may be imposed upon or reasonably incurred by them in connection with or resulting from any claim, action, suit, or proceeding to which they may be a party or in which they may be involved by reason of any action taken or failure to act under this Plan and against and from any and all amounts paid by them in settlement (with the Company's written approval) or paid by them in satisfaction of a judgment in any such action, suit, or proceeding. The foregoing provision shall not be applicable to any person if the loss, cost, liability, or expense is due to such person's gross negligence or willful misconduct.

                         Article VI. Funding of the Plan

         6.1. Funding. All amounts paid under this Plan shall be paid from the general assets of the participating Employers. Benefits shall be reflected on the accounting records of the Employers, but neither this Plan nor the maintenance of such accounting records shall be construed to create, or require the creation of a trust, custodial account, or escrow account with respect to any Eligible Participant. No Eligible Participant shall have any right, title, or interest whatsoever in or to any investment reserves, accounts, or funds, that the Employers may purchase, establish, or accumulate to aid in providing the unfunded benefit payments described in the Plan. Nothing contained in this Plan, and no action taken pursuant to its provisions, shall create, or be construed to create, a trust or fiduciary relationship of any kind between an Employer or the Committee and an Eligible Participant or any other person. Eligible Participants shall not acquire any interest under the Plan greater than that of an unsecured general creditor of an Employer. The Trust Fund of the Retirement Plan shall not be liable for any benefits accrued under this Plan.





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                 Article VII. Merger, Amendment, and Termination

         7.1. Merger, Consolidation, or Acquisition. In the event of a merger, consolidation, or acquisition where an Employer is not the surviving organization, unless the successor or acquiring organization shall elect to continue and carry on the Plan, this Plan shall terminate with respect to such Employer, and no additional benefits shall accrue for the Eligible Participants of such organization. Unpaid benefits shall continue to be paid as scheduled unless the successor or acquiring organization elects to accelerate payment.

         7.2. Amendment and Termination. The Board of Directors of the Company may amend, modify, or terminate this Plan at any time and in any manner. Such actions by the Board of Directors of the Company shall be binding upon all other Employers. In addition, this Plan shall automatically terminate at the time of the termination of the Retirement Plan, and any benefit payment obligation under this Plan shall be measured with respect to the benefits which are payable from the Retirement Plan irrespective of whether such benefits are actually paid due to an insufficiency of assets to pay such benefits. In the event of a termination of the Plan pursuant to this Section 7.2, no further benefits shall accrue under this Plan, and amounts which are then payable shall continue to be an obligation of the Employer and shall be paid as scheduled; provided, however, that the Company reserves the right, in its sole discretion, to accelerate payments to the affected Eligible Participants in the event of a complete or partial termination of the Plan.

                        Article VIII. Adoption Procedure

         8.1. Adoption Procedure. With the consent of the Company, any other organization which satisfies the definition of Employer under the Retirement Plan and this Plan and which is eligible by the law to do so may adopt this Plan for the benefit of its Employees who are or who




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become Participants under the Retirement Plan, on express condition that the
Company assumes no liability as a result of any such adoption of this Plan by any other organization. Such other organization may adopt this Plan by--

         (a) executing an adoption instrument adopting the Plan, and agreeing to be bound as a participating Employer by all the terms, provisions, conditions, and limitations of the Plan; and

         (b) compiling and submitting all information required by the Company with reference to persons in its employment eligible for membership in the Plan. The participating Employers under the Plan shall be listed at the end of the Plan.

The adoption instrument shall specify the effective date of such adoption of the Plan and shall become, as to such organization and persons in its employment, a part of this Plan. The participating Employers under the Plan shall be listed at the end of the Plan.

         8.2. Withdrawal of Participating Employer. Any participating Employer may withdraw from the Plan by giving 60 days' notice in writing of its intention to withdraw to the Company, unless a shorter notice shall be agreed to by the Company.

                         Article IX. General Provisions

         9.1. Nonalienation. No benefit payable at any time under the Plan shall be subject in any manner to alienation, sale, transfer, assignment, pledge, attachment, garnishment, or encumbrance of any kind, and shall not be subject to or reached by any legal or equitable process (including execution, garnishment, attachment, pledge, or bankruptcy) in satisfaction of any debt, liability, or obligation, prior to receipt. Any attempt to alienate, sell, transfer, assign, pledge, or



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otherwise encumber any such benefit, whether presently or thereafter payable, shall be void. Notwithstanding the foregoing provisions of this Section 9.1, no benefit amount payable under the Plan shall be payable until and unless any and all amounts representing debts or other obligations owed to the Company or other Employer by the Eligible Participant with respect to whom such amount would otherwise be payable shall have been fully paid.

         9.2. Effect on Other Benefit Plans. Amounts credited or paid under this Plan shall not be considered to be compensation for the purposes of the Retirement Plan or any other plans maintained by an Employer. The treatment of such amounts under other employee benefit plans shall be determined pursuant to the provisions of such plans.

         9.3. Severability. In the event any provision of this Plan shall be held invalid or illegal for any reason, any illegality or invalidity shall not affect the remaining parts of this Plan, but this Plan shall be construed and enforced as if the illegal or invalid provision had never been inserted, and the Company shall have the privilege and opportunity to correct and remedy such questions of illegality or invalidity by amendment as provided in this Plan.

         9.4. Applicable Law. This Plan shall be governed and construed in accordance with the laws of the State of Texas to the extent not pre-empted by federal law.

         9.5. Employer-Employee Relationship. The establishment of this Plan shall not be construed as conferring any legal or other rights upon any Employee or any person for a continuation of employment, nor shall it interfere with the rights of an Employer to discharge any Employee or otherwise act with relation to the Employee. An Employer may take any action (including discharge) with respect to any Employee or other person and may treat such person




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without regard to the effect which such action or treatment might have upon such person as an Eligible Participant under this Plan.

         9.6. Incompetence. Every person receiving or claiming benefits under the Plan shall be conclusively presumed to be mentally competent until the date on which the Committee receives a written notice, in a form and manner acceptable to the Committee, that such person is incompetent, and that a guardian, conservator, or other person legally vested with the care of such person's person or estate has been appointed; provided, however, that if the Committee shall find that any person to whom a benefit is payable under the Plan is unable to care for such person's affairs because of incompetency, any payment due (unless a prior claim therefor shall have been made by a duly appointed legal representative) may be paid as provided in the Retirement Plan. Any such payment so made shall be a complete discharge of liability therefor under the Plan.

         9.7. Binding on Employer, Eligible Participants and Their Successors. This Plan shall be binding upon and inure to the benefit of the Employers, their successors and assigns and the Eligible Participants, their heirs, executors, administrators and legal representatives. The provisions of this Plan shall be applicable with respect to each Employer separately, and amounts payable hereunder shall be paid by the Employer of the particular Eligible Participant. In the event any Eligible Participant becomes entitled to a benefit under the Retirement Plan based on service with more than one Employer, the benefit obligations under this Plan shall be apportioned among such Employers as determined by the Committee.

         9.8. Tax Liability. An Employer may withhold from any payment of benefits hereunder any taxes required to be withheld and such sum as the Employer may reasonably




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estimate to be necessary to cover any taxes for which the Employer may be liable and which may be assessed with regard to such payment.

         IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized officers effective as of July 1, 1998.

                                         MITCHELL ENERGY &
                                         DEVELOPMENT CORP.

                                         By:
ATTEST:                                      -------------------------------

                                         Its:
                                              ------------------------------
By:
   ----------------------------------

         Its:
             ------------------------








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




                          PARTICIPATING EMPLOYERS UNDER
                        THE MITCHELL ENERGY & DEVELOPMENT
                            CORP. EXCESS BENEFIT PLAN

The following employers are participating Employers under the Mitchell Energy & Development Corp. Excess Benefit Plan as of July 1, 1998, unless a later participation date is designated:


MND Service, Inc.
Mitchell Energy & Development Corp.
Mitchell Energy Corp.
Mitchell Gas Service, L.P.
Mitchell Louisiana Gas Service, Inc.













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